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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): NOVEMBER 22, 2000




                             UNICAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


              DELAWARE                  001-13973            65-0788314
    (State or other jurisdiction       (Commission          (IRS Employer
         of incorporation)             File Number)       Identification No.)

         10800 BISCAYNE BOULEVARD, MIAMI, FLORIDA               33161
         (Address of principal executive offices)             (Zip code)


       Registrant's telephone number, including area code: (305) 899-5000



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ITEM 5. OTHER EVENTS.

         On November 22, 2000, The New York Stock Exchange, Inc. issued a press release announcing the suspension of trading in the registrant's common stock on the Exchange, effective immediately, due to the low selling price of the registrant's common stock. A copy of the press release is filed as an exhibit to this report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired. Not applicable.

         (b) Pro Forma Financial Information. Not applicable.

         (c) Exhibits.

     EXHIBIT NO.                        DESCRIPTION
     -----------                        -----------
        99.1         Press release issued by The New York Stock Exchange, Inc.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         UNICAPITAL CORPORATION


Date: November 27, 2000                  By: /s/ E. Talbot Briddell
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                                            E. Talbot Briddell
                                            Chief Executive Officer